STOCKCAR STOCKS INDEX FUND
                                  (the "Fund")
                  A Series of StockCar Stocks Mutual Fund, Inc.
                           256 Raceway Drive, Suite 11
                        Mooresville, North Carolina 28117
                                  800-494-2755

                                   PROSPECTUS
                                       FOR
                              ADVISOR CLASS SHARES

                                  JUNE 11, 1999

                           AS AMENDED ON JULY 1, 1999

The Fund's investment objectives are growth of capital and current income. The Fund attempts to achieve its investment objectives by investing primarily in the stocks of the companies comprising the StockCar Stocks Index(TM) (the "Index"), with the goal of replicating the performance of the Index. The Index is calculated and published by the American Stock Exchange under the ticker symbol "RCE". Please note that this is not the Fund's ticker symbol. The Fund's ticker symbol is "_______"

This Prospectus offers Advisor Class shares of the Fund. These shares are sold to the public through brokers, dealers and other financial service organizations, and are generally subject to a front-end sales charge. The Fund also offers other classes of shares that may not be subject to sales charges or loads. To obtain a prospectus containing information regarding the Fund's other share classes, please contact the Fund.

The Fund will commence operations on August 2, 1999. Prior to commencement of operations, the Fund's distributor, Declaration Distributors, Inc., will accept subscriptions for the Fund's shares at the initial public offering price of $15.00 per share. The initial offering period for the shares is currently scheduled from July 1, 1999 through 3:00 p.m. Eastern Time, July 30, 1999. Subscriptions for shares of the Fund received during the subscription period will be accepted by the Fund and become firm orders when the Fund commences operations on August 2, 1999. Checks accompanying subscriptions received during the subscription period will be held uninvested until the close of business on July 30, 1999. Checks received after August 2, 1999 will be invested in the Fund at its current public offering price.

The Securities and Exchange Commission has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.
--------------------------------------------------------------------------------

                                TABLE OF CONTENTS

Risk/Return Summary
Fees And Expenses.
Investment Objectives and Policies.
The StockCar Stocks Index(TM).
Investment Adviser.
Investing In The Fund
How To Sell (Redeem) Shares
Dividends and Distributions
Brokerage Allocation
Tax Considerations
General Information
Distribution Fee
Financial Highlights

                               RISK/RETURN SUMARY

Investment Objectives and Goals
-------------------------------
The Fund's investment objectives are to achieve growth of capital and current income.

Principal Investment Strategies
-------------------------------
The Fund attempts to achieve its investment objectives by investing primarily in the stocks of the companies comprising the StockCar Stocks Index(TM) (the "Index"), with the goal of replicating the performance of the IndeX. The Index is composed of both large, well established companies with a history of growth and dividends, as well as smaller companies that are experiencing, or have the potential to experience, above-average growth. Accordingly, the Fund's Adviser believes that investing in the Index companies will help the Fund achieve its objectives.

The Index is a price sensitive index of companies involved in the sponsorship of or deriving income from NASCAR(R) sanctioned racing events at the Winston Cup racing level. The Index is calculated and published by the American Stock Exchange under the ticker symbol "RCE".

The Fund normally  invests at least 95% of its net assets in the common stock of
companies   listed  on  the  StockCar   Stocks   Index(TM)  (the  "Index"),   in
approximately the same percentages as each company represents in the Index.

Investment Rationale
--------------------
The Index presently is composed of 56 corporations representing a broad sector of the nation's economy. Thirty-seven companies in the Index are also listed on the S&P Composite Index of 500 Stocks(R) (the "S&P 500"). Other companies in the Index are newer companies that are experiencing, or have the potential to experience, rapid capital growth. StockCar Stocks Advisors, LLC, the Fund's Adviser, believes that because of the diversity and variety of the Index's composition, investing the Fund's net assets in Index companies to replicate the performance of the Index is an effective way to achieve the Fund's investment objectives of capital growth and current income.

Principal Risks of Investing in the Fund
----------------------------------------
Stock Market Risk. The principal risk of investing in the Fund is the risk of losses due to declines in the prices of the common stocks held by the Fund. The Fund invests primarily in common stock, so the Fund will be subject to the risks associated with common stocks, including price volatility and the creditworthiness of the issuing company. The stock market trades in cyclical price patterns, with prices generally rising or falling over time. These cyclical periods may last for a significant period of time.

Diversification Risk. The Fund invests almost exclusively in the companies listed on the Index. Presently, the Index is composed of only 56 companies, and because the Fund invests in a relatively limited number of companies, the Fund may be exposed to greater risks than a fund that invests in a more diverse universe of securities.

Index Risk. There is risk involved in the Fund's investment policy of tracking the Index, due to the potential company turnover which may occur in the Index, the possible addition of companies to the Index which may not have a long operating history, and the risks inherent in the stock car auto racing industry. Further, the composition of the Index may change over time. Changes in the composition of the Index will cause the Fund to adjust its portfolio accordingly. As a result, the Fund may experience losses if it is required to sell securities to conform to the Index composition.

Small-Cap Company Risk. Some of the companies included in the Index are considered to be smaller companies. Companies with small market capitalizations can be riskier investments than larger capitalized companies, due to their lack of experience, product diversification, cash reserves and lack of management depth.

Year 2000 Risks: As with other mutual funds, financial and business organizations and individuals around the world, the Fund could be adversely affected if the computer systems used by the Adviser and the Fund's other service providers don't properly process and calculate date-related information and data from and after January 1, 2000. This is commonly known as the "Year 2000" or "Y2K" problem. The Adviser is taking steps to address the Y2K problem with respect to the computer systems that it uses and to obtain assurances that comparable steps are being taken by the Fund's other major service providers. At this time, however, there can be no assurance that these steps will be sufficient to avoid any adverse impact on the Fund.

General Risks. You may lose money by investing in the Fund. Your risk of loss is greater if you hold your investment for shorter time periods. The Fund may be appropriate for long-term investors who understand the potential risks and rewards of investing in common stocks. The value of the Fund's investments will vary from day-to-day, reflecting changes in market conditions, interest rates and other company, political, and economic news. The Fund has a limited operating history, and this may pose additional risks. When you sell your Fund shares, they may be worth more or less than what you paid for them. There is no assurance that the Fund can achieve its investment objective, since all investments are inherently subject to market risk.

Annual Performance Information
------------------------------
Because the Fund has not  completed  its first full year of  operations,  annual
Fund  performance   information  is  not  yet  available.   Annual   performance
information will be included in the Fund's Annual Report.

                                FEES AND EXPENSES

This table describes the fees and expenses you may pay if you buy and hold shares of the Fund.

Shareholder Fees:
-----------------
(fees paid directly from your investment)

Maximum Sales Charge (Load)                                   4.00%
Imposed On Purchases
(as a percentage of offering price)

Redemption Fee                                                None1
(as a percentage of amount redeemed, if applicable)

Annual Fund Operating Expenses:
-------------------------------
(expenses that are deducted from Fund assets)

Management Fees2                                              1.16%
Distribution (12b-1) Fees3                                    0.25%
Other Expenses4                                               0.09%
                                                              -----
Total Annual Fund Operating Expenses5                         1.50%

1. The Fund will charge you a redemption fee of 0.5% of the value of your redemption if you redeem your shares less than 6 months after purchasing them.
2. Management fees include a fee of 0.50% for investment advisory services and 0.66% for administrative and other services. Both fees are paid to the Fund's Adviser.
3. Because 12b-1 fees are paid out of the assets of the Fund on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.
4. Because the Fund has not yet completed its first full year of operations, these expenses are estimates.
5. The Adviser has voluntarily agreed to waive receipt of its fees and/or assume certain expenses of the Fund, if it becomes necessary, to help ensure that the Fund's Total Annual Expenses do not exceed 1.50% annually. The Adviser's commitment in this regard is entirely voluntary and may be amended or terminated at any time. However, the Adviser will notify you in writing at least 30 days in advance of any change.

Example: This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                  One Year          Three Years
                  --------          -----------
                  $ 547                $ 855

The maximum front-end sales charge of 4.00% of your purchase amount is included in these calculations. A redemption fee of 0.50% of net assets redeemed prior to six months is not included in these calculations. If that fee were included, your costs would be higher.

                       INVESTMENT OBJECTIVES AND POLICIES

The Fund is a diversified mutual fund whose primary investment objectives are growth of capital and current income. The Fund seeks to achieve these objectives by investing primarily in the common stock of companies listed on the Stockcar Stocks Index(TM) (the "Index"), in approximately the same percentages as each company represents in the Index, with the goal of replicating the performance of the Index.

Under normal circumstances, the Fund invests at least 95% of its net assets in the securities of the companies comprising the Index., in approximately the same percentages as those companies represent in the Index. The Adviser will attempt to maintain a correlation coefficient of at least .95% in performance between the Index and the Fund. This means that the Adviser will attempt to replicate at least 95% of the Index's performance.

The Adviser will be responsible for tracking such performance, under the supervision of the Board of Directors of the Company, and the Board will take such actions as it deems appropriate in the event such correlation is not maintained, including changing the fee structure and/or investment policies of the Fund.

The Adviser has determined that in order to fully replicate the performance of the Index, the Fund must have approximately $25 million in net assets. Until such asset levels are reached, the Adviser may invest Fund assets in a representative sample of Index securities and such other permissible securities as the Adviser deems likely to most closely track Index performance. You should be aware that there is no assurance that the Adviser will be successful in replicating the performance of the Index during this period.

A complete listing of the Fund's permissible investments, and particular risks and investment restrictions pertaining to such investments, is as follows;

Common  Stocks.  The Fund  may  invest  in the  common  stock  of the  companies comprising the Index. The market value of common stock can fluctuate significantly, reflecting the business performance of the issuing company, investor perception and general economic or financial market movements. Smaller companies are especially sensitive to these factors. Despite the risk of price volatility, however, common stocks historically have offered the greatest potential for gain on investment, compared to other classes of financial assets. Under normal circumstances, the Fund will invest at least 95% of its net assets in the common stock of companies comprising the Index. This is a fundamental policy of the Fund, and may not be changed without a vote of the majority of the outstanding shares of the Fund.

Foreign Securities. If a foreign company is included in the Index, the Fund will invest in the common stock of that company in the form of American Depository Receipts (ADRs). ADRs typically are issued by a U.S. bank or Trust company and evidence ownership of underlying securities issued by a foreign corporation. Investments in foreign securities involve greater risks compared to domestic investments. Foreign companies are not subject to the regulatory requirements of U.S. companies and, as such, there may be less publicly available information about issuers than is available in the reports and ratings published about companies in the U.S. Additionally, foreign companies are not subject to uniform accounting, auditing and financial reporting standards. Dividends and interest on foreign securities may be subject to foreign withholding taxes. Such taxes may reduce the net return to shareholders. There is the possibility of expropriation, confiscation, taxation, currency blockage or political or social instability which could affect investments of foreign issuers domiciled in such nations. Further, there is the risk of loss due to fluctuations in the value of a foreign corporation's currency relative to the U.S. dollar. Further, if a foreign issuer is a member of the Index, the Fund will be obligated to invest in such security, even though the country of the issuer's domicile might not be considered by the Adviser to be friendly or stable.

For liquidity purposes only, the Fund may invest up to 5% of its assets, in the aggregate, in the following securities. The Fund will not invest in such securities for temporary or defensive purposes. You should be aware that any investment in securities not included in the Index will cause the performance of the Fund to vary from that of the Index.

Other Registered Investment Companies. The Fund may invest in securities issued by other unaffiliated registered investment companies ("mutual funds") to maintain liquidity. Such mutual funds may include money market funds. An unaffiliated mutual fund means that the fund is not part of the StockCar Stocks family of funds. As a shareholder of another registered investment company, the Fund would bear its pro rata portion of that company's Advisory fees and other expenses. Such fees and expenses will be borne indirectly by the Fund's shareholders. The Fund may invest in other mutual funds to the extent that such investments do not exceed 5% of the Fund's net assets and/or 3% of any one investment company's outstanding securities.

Debt Securities. The Fund may invest in U.S. Government debt securities including Treasury Bills and short term notes, to maintain liquidity. U.S. Government securities include direct obligations of the U.S. Government and obligations issued by U.S. Government agencies and instrumentalities. The market value of such securities fluctuates in response to interest rates and the creditworthiness of the issuer. In the case of securities backed by the full faith and credit of the United States Government, shareholders are only exposed to interest rate risk. The Fund will not invest more than 5% of its net assets in such securities, and will not invest in any such security with a maturity in excess of one year.

                          THE STOCKCAR STOCKS INDEX(TM)

The StockCar Stocks Index(TM) is an equally weighted, price sensitive Index. This means that all the companies in the Index begin each calendar year with an equal weighting in the Index, and the Index value then moves up and down based on the price movements of the companies in the Index.

Index Composition Criteria.
---------------------------
In order for a company to be included in the Index, that company must either be involved in the sponsorship of, or derive revenues from, NASCAR(R) (the National Association for Stock Car Auto Racing) sanctioned racing events at the Winston Cup(R) level only. NASCAR(R) is a private national association which oversees and regulates stock car racing in the United States, and sets standards and rules for such racing. The Winston Cup(R) Series is one of several NASCAR(R) racing series, and is considered to be the top level of stock car racing, due to the size of the prize moneys offered, the expense and time required of the racing teams and their sponsors, and the prestige and recognition of the racing series worldwide. There are other NASCAR(R) sanctioned racing levels, but the Adviser has determined not to include such levels in the Index because of the more frequent turnover in company involvement at such levels. Company involvement at the Winston Cup(R) level requires a substantial investment of time and money, and as a result, the companies that are involved in the sport at the Winston Cup(R) level tend to stay involved for much longer time periods.

The Adviser has determined that a company is a sponsor of NASCAR(R), and is therefore eligible for inclusion in the Index, only if it meets one or more of the following criteria:

(1) Primary Car Sponsors are those companies that are the lead sponsor for each of the approximately 45 cars that participate in the Winston Cup(R) Series. Primary Car Sponsors generally can be distinguished from other car sponsors because the Company logo will appear on the hood of the car it sponsors. A list of all Primary Race Sponsors is published annually by NASCAR(R), usually in December, for the following year's racing.
(2) Lead Race Sponsors are those companies identified each year by NASCAR(R) as the lead company sponsoring one or more of the 34 annual Winston Cup(R) series races. A list of all Lead Race Sponsors is published annually by NASCAR(R), usually in December, for the following year's racing.
(3) Major Product Sponsors are those companies that provide critical and necessary products to the approximately 45 cars and teams that participate in the Winston Cup(R) Series. The Adviser has determined that such critical and necessary products are limited to tires, gasoline and beverages for the teams.

A company will also qualify for inclusion in the Index if it derives revenues from NASCAR(R) sanctioned racing events at the Winston Cup(R) Level. The Adviser has determined that a company derives revenue from NASCAR(R), and is therefore eligible for inclusion in the Index, only if it meets one or more of the following criteria:

(1) It is a company that has an ownership interest in one or more of the race tracks that host the 34 annual Winston Cup(R)races.
(2) It is a company that produces souvenirs or memorabilia for the Winston Cup(R) Series under a licensing agreement with NASCAR(R).

(3) It is a company that broadcasts Winston Cup(R)Series races on television or radio under an agreement with NASCAR(R).

There are no minimum limits on the amount or percentage of total company revenue that must be derived from one of the above-described activities to qualify a company for inclusion in the Index. However, in order to minimize the risk of liquidity problems for the Fund in purchasing such otherwise eligible companies, the Adviser has determined that a company must have at least $25 million in market capitalization in order to be included in the Index. Presently, no company included in the Index has a market capitalization of less than $100 million.

Any publicly traded company that meets one of more of the criteria set forth above, and meets the minimum market capitalization requirements, is eligible for inclusion in the Index and must be included in the Index not later than the first calendar quarter after it has become eligible. The Adviser is responsible for monitoring the marketplace, identifying such eligible companies, and reporting such companies to the AMEX for inclusion in the Index. Conversely, any company in the Index that ceases to qualify under any of the above-described criteria must be removed from the Index at the end of the calendar year in which the company ceases to qualify, when the Index is rebalanced. The Adviser is responsible for monitoring the Index companies, identifying any companies that cease to qualify, and reporting such companies to the AMEX for deletion from the Index.

The Index is calculated and published by the American Stock Exchange ("AMEX") under the ticker symbol, "RCE". The AMEX began publishing the Index in September, 1998.

The Index was created by and is owned by the Adviser. The Adviser is responsible for selecting the companies that will be included in or deleted from the Index, based on the criteria described below, and will report such changes to the American Stock Exchange.

Companies Listed on the Index
-----------------------------
The Index presently is composed of 56 companies. The companies presently listed on the Index represent ten out of the thirteen generally recognized industry sectors. Approximately 73.2% of the Index companies are Large-Cap companies
(more than $5 billion in market cap), 14.3% are Mid-Cap companies ($1 to $5 billion in market cap), and 12.5% are Small-Cap companies (less than $1 billion in market cap).

As of March 31, 1999, the following companies were listed on the Index and included in the Fund's portfolio:

                                                                  PERCENTAGE OF
COMPANY NAME                           TICKER SYMBOL              FUND PORTFOLIO
--------------------------------------------------------------------------------
Action Performance Cos.                ACTN                       1.42
Adolph Coors Co.                       RKY                        1.61
Anheuser Busch Cos.                    BUD                        1.86
Ashland Inc. (Valvoline)               ASH                        1.39
BellSouth Corp.                        BLS                        1.44
Block Drug Co. (Goody's)               BLOCA                      1.67
Caterpillar Inc.                       CAT                        1.68
CBRL Group Inc. (Cracker Barrel)       CBRL                       1.38

                                                                  PERCENTAGE OF
COMPANY NAME                           TICKER SYMBOL              FUND PORTFOLIO
--------------------------------------------------------------------------------
CBS Corp.                              CBS                        2.24
The Clorox Co. (STP)                   CLX                        1.73
Coca Cola Co.                          KO                         1.54
Comcast Corp. (Primestar)              CMCSK                      0.34
Cox Communications (Primestar)         COX                        0.31
Deere & Co.                            DE                         1.94
Dover Downs Entertainment              DVD                        2.23
DuPont de Nemours & Co.                DD                         1.91
Eastman Kodak Co.                      EK                         1.60
Exide Corp.                            EX                         1.20
Federal Mogul Corp.                    FMO                        1.35
Ford Motor Co.                         F                          1.60
Frontier Corp.                         FRO                        2.76
General Electric Co. (NBC)             GE                         1.91
General Mills, Inc. (Cheerios)         GIS                        1.66
General Motors Corp.                   GM                         2.18
Genuine Parts Co. (NAPA)               GPC                        1.44
Goodyear Tire & Rubber Co.             GT                         1.56
Home Depot Inc.                        HD                         1.85
International Speedway Corp.           ISCA                       2.15
Kellogg Co.                            K                          1.59
Kmart Corp.                            KM                         1.95
Lowe's Companies                       LOW                        2.12
Mattel Inc.                            MAT                        1.95
MBNA Corp.                             KRB                        1.61
McDonald's Corp.                       MCD                        2.13
MediaOne Group, Inc. (Primestar)       UMG                        0.54
Mobil Corp.                            MOB                        1.68
Paychex Inc.                           PAYX                       1.63
PECO Energy Co.                        PE                         1.81
Pennzoil - Quaker State Co.            PZL                        1.49
Penske Motorsports Inc.                SPWY                       2.37
PepsiCo Inc.                           PEP                        1.60
Philip Morris Co. (Miller Lite)        MO                         1.03
Philips Electronics                    PHG                        2.14
Procter & Gamble (Tide)                PG                         1.90
Quaker Oats Co. (Gatorade)             OAT                        1.76
Racing Champions                       RACN                       1.48
RJR Nabisco Holdings (Winston)         RN                         1.41
Sara Lee Corp. (Bryan Foods)           SLE                        1.59
Sears Roebuck & Co.                    S                          1.77
SPDR                                   SPY                        2.42
Speedway Motorsports Inc.              TRK                        2.58
TCI Satellite Entmnt. (Primestar)      TSATA                      0.11
Texaco Inc.                            TX                         1.78
Clorox Co. (STP)                       CLX                        1.73
Time Warner Inc. (Cartoon Network)     TWX                        1.78
Tosco Corp. (Unocal 76)                TOS                        1.71
UST Inc. (Skoal)                       UST                        1.31
Walt Disney Co. (ABC & ESPN)           DIS                        1.72

The Adviser also maintains a web site (www.stockcarstocks.com) which contains a complete listing of all the companies currently included in the Index and information concerning the construction and maintenance of the Index.

                               INVESTMENT ADVISER

StockCar Stocks Advisors, LLC (the "Adviser"), located at 256 Raceway Drive, Suite 11, Mooresville, North Carolina, is a limited liability company organized under the laws of the State of North Carolina. The Adviser is registered with the Securities and Exchange Commission as a registered investment Adviser. The Adviser was formed specifically to provide investment services to the Fund. It does not presently provide investment management services to any other entity or individual, although it may do so in the future.

John P. Allen II is Chief Executive Officer of the Adviser. Kim Torrence is President of the Adviser. Robert T. Carter is Portfolio Manager, and is responsible for all investment decisions relating to the Fund. Mr. Allen and Ms. Torrence are controlling partners of the Adviser, holding 40% and 20% partnership interests, respectively. Mr. Allen also serves as the President and as a Director of StockCar Stocks Mutual Fund, Inc. (the "Company"). Ms. Torrence also serves as a Director of the Company.

Mr. Carter, the Fund's Portfolio Manager, has over thirty-five years experience managing funds for registered investment companies and private and institutional clients. In addition to his services to the Fund, Mr. Carter also currently provides tax and financial planning services to a limited number of individuals through McCauley Development Group, a sole proprietorship founded by Mr. Carter in 1996. Prior to founding McCauley Development group, Mr. Carter was a senior equity and fixed-income portfolio manager for Duff & Phelps Investment Management in Chicago, Illinois from1989-1996, managing over $300 million in mutual fund, institutional and private client assets. Mr. Carter's financial management career dates back to 1960. Mr. Carter is a Chartered Financial Analyst and a graduate of The College of Wooster and attended the University of Chicago Graduate School of Business.

ADVISORY AGREEMENT. The Adviser has entered into an Investment Advisory Agreement (the "Advisory Agreement") with StockCar Stocks Mutual Fund, Inc. (the Company) to provide investment management services to the Fund. Pursuant to the terms of the Advisory Agreement, the Adviser manages the investment of the assets of the Fund in accordance with the Fund's investment objectives, policies, and restrictions. The Adviser receives from the Fund, as compensation for its services, a fee, accrued daily and payable monthly, at an annual rate of 0.50% of the Fund's net assets.

SERVICES AGREEMENT. The Adviser has also entered into an Operating Services Agreement with the Company (the "Services Agreement"). Under the terms of the Services Agreement, the Adviser, subject to the supervision of the Board of Directors, will provide day-to-day operational services to the Fund including, but not limited to, providing or arranging to provide accounting, administrative, legal (except litigation), dividend disbursing, transfer agent, registrar, custodial, fund share distribution, shareholder reporting, sub-accounting and record keeping services. The Services Agreement provides that the Adviser pays all fees and expenses associated with these and other functions, including, but not limited to, expenses of legal compliance, shareholder communications, and meetings of the shareholders. For its services to the Fund under the Services Agreement, the Fund will pay to the Adviser on the last day of each month a fee equal to 0.66% of the average net asset value of the Fund, such fee to be computed daily based upon the net asset value of the Fund.

Under both Agreements, the Adviser furnishes at its own expense office space to the Company and all necessary office facilities, equipment, and personnel for managing the assets of the Fund. The Adviser also pays all expenses of marketing shares of the Fund, placement of securities orders and related bookkeeping.

Although under no contractual obligation to do so, the Adviser presently has voluntarily agreed to waive its fees and/or assume certain expenses of the Fund, if necessary, in the event that the Fund's total annual expenses, excluding taxes, interest and extraordinary litigation expenses, during any of its fiscal years, exceed 1.5% of its average daily net asset value in such year. The Fund will not be liable in future years for any fee waivers or expense assumptions made by the Adviser in previous years. If the Adviser waives fees and/or assumes expenses of the Fund, such actions will have the effect of lowering the Fund's expense ratios and increasing the Fund's yield during the time in which the Adviser undertakes such actions. The Adviser may amend or terminate its agreement at any time, but will notify you in writing at least 30 days in advance of any such amendment or termination.

                              INVESTING IN THE FUND

Determination of Share Price
----------------------------
Shares of the Fund are offered at the public offering price for each share class of the Fund. The public offering price for Advisor Class shares of the Fund is based upon the Fund's net asset value per share. Net asset value per share is calculated by adding the value of Fund investments, cash and other assets, subtracting Fund liabilities, and then dividing the result by the number of shares outstanding. The assets of the Fund are valued at market value or, if market quotes cannot be readily obtained, fair value is used as determined by the Board of Directors. Advisor Class Shares of the Fund are sold at net asset value, plus any applicable sales charge.

The public offering price of the Fund's Advisor Class shares is computed on all days on which the New York Stock Exchange is open for business at the close of regular trading hours on the Exchange, currently 4:00 p.m. East Coast time.

Opening and Adding To Your Account
----------------------------------
Advisor Class Fund shares are sold exclusively through broker-dealers or other financial service organizations that have entered into agreements with the Fund to sell the Fund's shares. Other classes of Fund shares are also available. Contact your broker/dealer or the Fund if you would like a Prospectus for other share classes.

Payments for Fund shares should be in U.S. dollars, and in order to avoid fees and delays, should be drawn on a U.S. bank. Please remember that Fund management reserves the right to reject any purchase order for Fund shares if, in the Fund's opinion, such an order would cause a material detriment to existing shareholders. Your purchase of Fund shares is subject to the following minimum investment amounts:

MINIMUM
INVESTMENT                 TO OPEN ACCOUNT              TO ADD TO AN ACCOUNT
---------------------      -----------------------      --------------------

Regular Account            $1,000                       $500
IRAs                       $500                         $100

AUTOMATIC
INVESTMENT
PLANS
---------------------

Regular Accounts           $1000                        $100 per month minimum
IRAs                       $500                         $ 50 per month minimum

ADVISOR CLASS SHARES.
Advisor Class shares are offered at their public offering price, which is net asset value per share plus the applicable sales charge. The sales charge varies, depending on how much you invest. There are no sales charges on reinvested distributions. The following sales charges apply to your investment:

                           As a % of
Amount Invested            offering price
---------------            --------------
$1000 to 99,999            4.00%
$100,000 to 249,999        3.00%
$250,000 to 499,999        2.00%
$500,000 to 999,999        1.00%
$1 million and up          0.00%

Declaration Distributors, Inc., the Fund's Distributor, will pay the appropriate dealer concession to those selected dealers who have entered into an agreement with the Distributor to sell shares of the Funds. The dealer's concession may be changed from time to time. The Distributor may from time to time offer incentive compensation to dealers who sell shares of the Funds subject to sales charges, allowing such dealers to retain an additional portion of the sales load. A dealer who receives all of the sales load may be deemed to be an "underwriter" under the Securities Act of 1933, as amended.

Exemptions from Sales Charges
-----------------------------
The Fund will waive sales charges for purchases by fee-based Registered Investment Advisers for their clients, broker/dealers with wrap fee accounts, registered brokers for their own accounts, employees and employee related accounts of the Adviser, and for an organization's retirement plan that places either (i) 50 or more participants or (ii) $300,000 or more of combined participant initial assets into the Fund. For purchasers that qualify for fee waiver, shares will be purchased at net asset value.

Reduced Sales Charges
---------------------
You may qualify for a reduced sales charge by aggregating the net asset value of all your Advisor Class shares previously purchased in the Fund with the dollar amount of additional shares to be purchased. For example, if you already owned shares in the Fund with an aggregate net asset value of $450,000, and you decided to purchase an additional $60,000 of Advisor Class shares, your sales charge on the additional purchase would be 1.00% instead of 4.00%, because you had accumulated more than $500,000 in Advisor Class Shares.

Letter of Intent
----------------
You can immediately qualify for a reduced or eliminated sales charge by signing a non-binding letter of intent stating your intention to buy an amount of shares in the Fund(s) during the next thirteen (13) months sufficient to qualify for the reduction. Your letter will not apply to purchases made more than 90 days prior to the letter. During the term of your letter of intent, the transfer agent will hold in escrow shares representing the highest applicable sales load for the Fund(s) in which you have purchased shares, each time you make a purchase. Any shares you redeem during that period will count against your commitment. If, by the end of your commitment term, you have purchased all the shares you committed to purchase, the escrowed shares will be released to you. If you have not purchased the full amount of your commitment, your escrowed shares will be redeemed in an amount equal to the sales charge that would apply if you had purchased the actual amount in your account(s) all at once. Any escrowed shares not needed to satisfy that charge would be released to you.

StockCar Stocks Mutual Fund, Inc. (the "Company") wants you to be kept current regarding the status of your account in the Fund. To assist you, the following statements and reports will be sent to you:

Confirmation Statements   After every  transaction  that  affects  your  account
                          balance or your account registration.

Financial Reports         Quarterly -- to reduce Fund expenses, only one copy of
                          the financial report will be mailed to each taxpayer identification number even if you have more than one account in the Fund.

All applications to purchase shares of the Fund are subject to acceptance or rejection by authorized officers of the Company and are not binding until accepted. The Company reserves the right to refuse to accept applications under circumstances or in amounts considered disadvantageous to shareholders. When you place an order for Fund shares through your securities broker, and you place your order in proper form before 4:00 p.m. East Coast time on any business day in accordance with their procedures, your purchase will be processed at the public offering price calculated at 4:00 p.m. on that day, if the securities broker then transmits your order to the Transfer Agent before the end of its business day (which is usually 5:00 p.m. East Coast time). The securities broker must send to the Transfer Agent immediately available funds in the amount of the purchase price within three business days for the order.

By Financial Service Organization
---------------------------------
You should note that securities brokers or other financial organizations may charge a separate fee for administrative services in connection with investments in Fund shares and may impose account minimums and other requirements. These fees and requirements would be in addition to those imposed by the Fund. Please refer to your securities broker's or other financial organization's program materials for any additional special provisions or conditions that may be different from those described in this Prospectus (for example, some or all of the services and privileges described may not be available to you). Securities brokers and other financial organizations have the responsibility of transmitting purchase orders and funds, and of crediting their customers' accounts following redemptions, in a timely manner in accordance with their customer agreements and this Prospectus.

Miscellaneous Purchase Information
----------------------------------
Federal regulations require that you provide a certified taxpayer identification number whenever you open or reopen an account. Congress has mandated that if any shareholder fails to provide and certify to the accuracy of the shareholder's social security number or other taxpayer identification number, the Company will be required to withhold a percentage, currently 31%, of all dividends, distributions and payments, including redemption proceeds, to such shareholder as a backup withholding procedure.

For economy and convenience, share certificates will not be issued.

                        HOW TO SELL (REDEEM) YOUR SHARES

You may sell (redeem) your shares at any time. You may request the sale of your shares by contacting your broker, dealer or other financial professional.

Redemption At The Option Of The Fund
------------------------------------
If the value of the shares in your account falls to less than $1000, the Company may notify you that, unless your account is increased to $1000 in value, it will redeem all your shares and close the account by paying you the redemption proceeds and any dividends and distributions declared and unpaid at the date of redemption. You will have thirty days after notice to bring the account up to $1000 before any action is taken. This minimum balance requirement does not apply to IRAs and other tax-sheltered investment accounts. This right of redemption shall not apply if the value of your account drops below $1000 as the result of market action. The Company reserves this right because of the expense to the Fund of maintaining very small accounts.

                           DIVIDENDS AND DISTRIBUTIONS

Dividends paid by the Fund are derived from its net investment income. Net investment income will be distributed at least annually. The Fund's net investment income is made up of dividends received from the stocks it holds, as well as interest accrued and paid on any other obligations that might be held in its portfolio.

The Fund realizes capital gains when it sells a security for more than it paid for it. The Fund may make distributions of its net realized capital gains (after any reductions for capital loss carry forwards), generally, once a year.

Unless you elect to have your distributions paid in cash, your distributions will be reinvested in additional shares of the Fund. You may change the manner in which your dividends are paid at any time by writing to Declaration Service Company, 555 North Lane, Suite 6160, Conshohocken, PA 19428.

                              PRINCIPAL UNDERWRITER

Declaration Distributors, Inc. ("DDI") acts as principal underwriter for the Company. The purpose of acting as an underwriter is to facilitate the registration of the Funds' shares under state securities laws and to assist in the sale of shares. DDI is paid a flat fee on an annual basis for its services to the Company under a written agreement for such services. The Adviser is responsible for paying DDI. DDI is a wholly-owned subsidiary of Declaration Holdings, Inc.("Holdings"). The Fund's Transfer Agent, Declaration Service Company, is also a wholly-owned subsidiary of Holdings. Accordingly, DDI and the Transfer Agent are affiliated companies.

                               TAX CONSIDERATIONS

The Fund intends to qualify as a regulated investment company under Sub Chapter M of the Internal Revenue Code so as to be relieved of federal income tax on its capital gains and net investment income currently distributed to its shareholders. To qualify as a regulated investment company, the Fund must, among other things, derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities, or other income derived with respect to its business of investing in such stock or securities, and distribute substantially all of such income to its shareholders at least annually.

The Fund intends to distribute to shareholders, at least annually, usually in December, substantially all net investment income and any net capital gains realized from sales of the Fund's portfolio securities. Dividends from net investment income and distributions from any net realized capital gains are reinvested in additional shares of the Fund unless the shareholder has requested in writing to have them paid by check.

Dividends from investment income and net short-term capital gains are generally taxable to you as ordinary income. Distributions of long-term capital gains are taxable as long-term capital gains regardless of the length of time shares in the Fund have been held. Distributions are taxable, whether received in cash or reinvested in shares of the Fund.

You will be advised annually of the source of distributions for federal income tax purposes.

If you fail to furnish your social security or other tax identification number or to certify properly that it is correct, the Fund may be required to withhold federal income tax at the rate of 31% (backup withholding) from your dividend, capital gain and redemption payments. Dividend and capital gain payments may also be subject to backup withholding if you fail to certify properly that you are not subject to backup withholding due to the under-reporting of certain income.

Taxable distributions generally are included in your gross income for the taxable year in which they are received. However, dividends declared in October, November and December and made payable to shareholders of record in such month will be deemed to have been received on December 31st if paid by the Fund during the following January.

Distributions by the Fund will result in a reduction in the fair market value of the Fund's shares. Should a distribution reduce the fair market value below your cost basis, such distribution would be taxable to you as ordinary income or as a long-term capital gain, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, you should be careful to consider the tax implications of buying shares of the Fund just prior to a distribution. The price of such shares include the amount of any forthcoming distribution so that you may receive a return of investment upon distribution which will, nevertheless, be taxable.

A redemption of shares is a taxable event and, accordingly, a capital gain or loss may be recognized. You should consult a tax Adviser regarding the effect of federal, state, local, and foreign taxes on an investment in the Fund.

                               GENERAL INFORMATION

The Fund will not issue stock certificates evidencing shares. Instead, your account will be credited with the number of shares purchased, relieving you of responsibility for safekeeping of certificates and the need to deliver them upon redemption. Written confirmations are issued for all purchases of shares.

In reports or other communications to investors, or in advertising material, the Fund may describe general economic and market conditions affecting the Fund and may compare its performance with other mutual funds as listed in the rankings prepared by Lipper Analytical Services, Inc. or similar nationally recognized rating services and financial publications that monitor mutual fund performance. The Fund may also, from time to time, compare its performance to the S&P 500. In addition, the Fund will compare its performance to the performance of the Index.

According to the law of Maryland, under which the Company is incorporated, and the Company's bylaws, the Company is not required to hold an annual meeting of shareholders unless required to do so under the Investment Company Act of 1940. Accordingly, the Company will not hold annual shareholder meetings unless required to do so under the Act.

                                DISTRIBUTION FEES

The Fund has adopted a Distribution Plan (the "12B-1 Plan"), pursuant to which the Fund pays the Adviser a monthly fee for shareholder servicing expenses of 0.25% per annum of the Fund's average daily net assets on all of its share classes

The 12B-1 Plan provides that the Fund may finance activities which are primarily intended to result in the sale of the Fund's shares. These services include, among other things, processing new shareholder account applications, preparing and transmitting to the Fund's Transfer Agent computer processable tapes of all transactions by customers, and serving as the primary source of information to customers in answering questions concerning the Fund and their transactions with the Fund.

Payments under the 12b-1 Plan are not tied exclusively to the distribution and/or shareholder servicing expenses actually incurred by the Adviser, and such payments may exceed the expenses actually incurred. The Company's Board of Directors evaluates the Plan on a regular basis.

You should be aware that if you hold your shares for a substantial period of time, you may indirectly pay more than the economic equivalent of the maximum front-end sales charge allowed by the National Association of Securities Dealers due to the recurring nature of Distribution (12b-1) fees.

                              FINANCIAL HIGHLIGHTS

Advisor Class Shares of the Fund were not offered prior to June 9, 1999. Accordingly, financial data for this share class is not yet available. Such information will be available as of the end of the Fund's fiscal year, September 30, 1999.

                              FOR MORE INFORMATION

STATEMENT OF ADDITIONAL                   BY MAIL:
INFORMATION (SAI)
                                          StockCar Stocks Mutual Fund, Inc.
The SAI contains more detailed            c/o Declaration Service Company
Information on all aspects of the         555 North Lane, Suite 6160
Fund.  A current SAI, dated June 11,      Conshohocken, PA  19428
1999, has been filed with the SEC
and is incorporated by reference          BY PHONE:  1-800-494-2755
into (is legally a part of) this
prospectus.                               ON THE INTERNET:
                                          www.stockcarstocks.com
To request a free copy of the SAI,
or the Fund's latest semi-annual          Or you may view or obtain these
Report, please contact the Fund.          documents from the SEC.

                                          IN PERSON:  at the SEC's Public
                                          Reference Room in  Washington, D.C.

                                          BY PHONE:  1-800-SEC-0330

                                          BY MAIL:  Public Reference Section,
                                          Securities and Exchange Commission,
                                          Washington, D.C.  20549-6009
                                          (duplicating fee required)

                                          ON THE INTERNET:  www.sec.gov


                           STOCKCAR STOCKS INDEX FUND
                         c/o Declaration Service Company
                           555 North Lane, Suite 6160
                             Conshohocken, PA 19428
                                 1-800-494-2755


                           Investment Company Act No.
                                    811-8791

                                     Part B

                       STATEMENT OF ADDITIONAL INFORMATION

                               Dated June 11, 1999


                        STOCKCAR STOCKS MUTUAL FUND, INC.
                                256 Raceway Drive
                        Mooresville, North Carolina 28115
                                 1-800-494-2755

This Statement of Additional Information is not a prospectus and should be read in conjunction with the Prospectus of StockCar Stocks Mutual Fund, Inc., dated June 11, 1999. You may obtain a copy of the Prospectus, free of charge, by writing to StockCar Stocks Mutual Fund, Inc, c/o The Declaration Group, 555 North Lane, Conshohocken, PA 19428 or by calling 1-800-494-2755.

                                TABLE OF CONTENTS

Management of the Fund
Investment Policies and Restrictions
Investment Adviser
Directors and Officers
Performance Information
Purchasing and Redeeming Shares
Tax Information
Portfolio Transactions
Custodian
Transfer Agent
Administration
Distributor
Independent Accountants
Financial Statements


                             MANAGEMENT OF THE FUND

StockCar Stocks Mutual Fund, Inc. (the "Company") was incorporated in Maryland on May 18, 1998, and is a mutual fund company of the type known as an open-end, diversified management investment company. It is authorized to create an unlimited number of series of shares (each a "Fund") and an unlimited number of share classes within each series. A mutual fund permits an investor to pool his or her assets with those of others in order to achieve economies of scale, take advantage of professional money managers and enjoy other advantages traditionally reserved for large investors. Currently the Fund offers one mutual fund, The StockCar Stocks Index Fund (the "Fund") with two classes of shares; No-Load Direct Shares and Advisor Class Shares.

The Company is managed by a Board of Directors which approves all significant agreements between the Company and the persons and companies that furnish services to the Company, including agreements with the Company's custodian, transfer agent, investment adviser and administrator. The day-to-day operations of the Fund are delegated to the Adviser.

Shareholders of the Fund are entitled: (i) to one vote per full share; (ii) to such distributions as may be declared by the Company's Board of Directors out of funds legally available; and (iii) upon liquidation, to participate ratably in the assets available for distribution. There are no conversion or sinking fund provisions applicable to the shares, and the holders have no preemptive rights and may not cumulate their votes in the election of directors. The shares are redeemable and are fully transferable. All shares issued and sold by the Fund will be fully paid and nonassessable.

                      INVESTMENT POLICIES AND RESTRICTIONS

The Fund's investment objectives and the manner in which the Fund pursues its investment objectives are generally discussed in the prospectus. This Section provides additional information concerning the Fund's investments and its investment restrictions.

The Fund is a diversified Fund, meaning that the Fund limits the amount of its assets invested in any one issuer and/or in any one industry, thereby reducing the risk of loss incurred by that issuer or industry.

The Fund normally will invest at least 95% of its total net assets in the common stock of companies listed on the StockCar Stocks Index(TM), in approximately the same percentage as each company represents in the Index. Because the Index is itself highly diverse, presently consisting of 56 companies, the Adviser does not anticipate any diversification problems resulting from the Fund's investment policy.

For liquidity purposes, the Fund may invest up to 5% of its net assets in other securities. The primary investments of the Fund are listed in the Fund's prospectus. The following are additional securities that the Fund may invest in; and, where necessary, a brief discussion of any risks unique to the particular security.

Preferred Stock. The Fund may invest in the preferred stock of the companies that comprise the Index, when the Adviser believes that such investments will help the Fund achieve its investment objective of current income without substantially and negatively affecting the Fund's investment objective of capital growth. Preferred stock generally pays dividends at a specified rate and generally has preference over common stock in the payments of dividends and the liquidation of the issuer's assets. Dividends on preferred stock are generally payable at the discretion of the issuer's board of directors. Accordingly, Shareholders may suffer a loss of value if dividends are not paid. The market prices of preferred stocks are also sensitive to changes in interest rates and in the issuer's creditworthiness. Accordingly, shareholders may experience a loss of value due to adverse interest rate movements or a decline in the issuer's credit rating. Finally, preferred stock is not included in the Index, so any investment in such stock will cause the performance of the Fund to vary from that of the index. For these reasons, the Fund will not invest more than 5% of its net assets in preferred stock.

Repurchase Agreements. The Fund may invest a portion of its assets in repurchase agreements ("Repos") with broker-dealers, banks and other financial institutions to maintain liquidity and for temporary and defensive purposes only, provided that the Fund's custodian always has possession of the securities serving as collateral for the Repos or has proper evidence of book entry receipt of said securities. In a Repo, the Fund purchases securities subject to the seller's simultaneous agreement to repurchase those securities from the Fund at a specified time (usually one day) and price. The repurchase price reflects an agreed-upon interest rate during the time of investment. All Repos entered into by the Fund must be collateralized by U.S. Government Securities, the market values of which equal or exceed 102% of the principal amount of the money invested by the Fund. If an institution with whom the Fund has entered into a Repo enters insolvency proceedings, the resulting delay, if any, in the Fund's ability to liquidate the securities serving as collateral could cause the Fund some loss if the securities declined in value prior to liquidation. To minimize the risk of such loss, the Fund will enter into Repos only with institutions and dealers considered creditworthy, and will not invest more than 25% of its net assets in such transactions.

Futures and Options On Equity Securities and the Index. The Fund may enter into futures contracts relating to the equity securities of companies included in the Index, may write (i.e. sell) covered put and call options on such securities and on the Index, and may purchase put and call options on such equity securities and on the Index. Such options can include long-term options with durations of up to three years. Although not normally anticipated to be widely employed, the Fund may use futures and options to increase or decrease its exposure to the effects of changes in security prices, to hedge securities held, to maintain cash reserves while remaining fully invested, to facilitate trading, to reduce transaction costs, or to seek higher investment returns when a futures or options contract is priced more attractively than the underlying security or index. The Fund may enter into these transactions so long as the value of the underlying securities on which such options or futures contracts may be written at any one time does not exceed 100% of the net assets of the Fund, and so long as the initial margin required to enter into such contracts does not exceed ten percent (10%)of the Fund's total net assets.

Risk Factors Associated With Futures And Options. The primary risks associated with the use of options and futures are; (1) imperfect correlation between a change in the value of the underlying security or index and a change in the price of the option or futures contract, and (2) the possible lack of a liquid secondary market for an options or futures contract and the resulting inability of the Fund to close out the position prior to the maturity date. The risk of imperfect correlation will be minimized by investing only in those contracts whose price fluctuations are expected to resemble those of the Fund's underlying securities. The risk that the Fund will be unable to close out a position will be minimized by entering into such transactions only on national exchanges and over-the-counter markets with an active and liquid secondary market.

Restricted And Illiquid Securities. The Fund will not invest more than 15% of its net assets in securities that the Adviser determines, under the supervision of the Board of Directors, to be illiquid and/or restricted. Illiquid securities are securities that cannot be liquidated within seven (7) days at the approximate price at which the Fund has valued the instrument. Also, the sale of some illiquid and other types of securities may be subject to legal restrictions. Because illiquid and restricted securities may present a greater risk of loss than other types of securities, due to their lack of a ready market, the Fund will not invest in such securities in excess of the limits set forth above. You should be aware that in the event that more than 15% of the Index is comprised of companies considered to be illiquid, the Fund will be unable to precisely match its investments to the percentages contained in the Index, and that inability may pose additional risks to the Fund, including the risk that the performance of the Fund will vary from that of the Index.

When-Issued Securities And Delayed-Delivery Transactions. The Fund may purchase securities of companies comprising the Index on a when-issued basis, and it may purchase or sell such securities for delayed-delivery. These transactions occur when securities are purchased or sold by the Fund with payment and delivery taking place at some future date. The Fund may enter into such transactions when, in the Adviser's opinion, doing so may secure an advantageous yield and/or price to the Fund that might otherwise be unavailable. The Fund has not established any limit on the percentage of assets it may commit to such transactions, but to minimize the risks of entering into these transactions, the Fund will maintain a segregated account with its Custodian consisting of cash, cash equivalents, U.S. Government Securities or other high-grade liquid debt securities, denominated in U.S. dollars or non-U.S. currencies, in an amount equal to the aggregate fair market value of its commitments to such transactions.

The complete list of the Fund's investment restrictions is as follows:

The Fund will not:

1. To the extent of 75% of its assets (valued at time of investment), invest more than 5% of its assets in securities of any one issuer, except in obligations of the United States Government and its agencies and instrumentalities;

2. Acquire securities of any one issuer that at the time of investment (a) represent more than 10% of the voting securities of the issuer or (b) have a value greater than 10% of the value of the outstanding securities of the issuer;

3. Borrow money except from banks for temporary or emergency purposes in amounts not exceeding 5% of the value of the Fund's assets at the time of borrowing;

4. Underwrite the distribution of securities of other issuers, or acquire "restricted" securities that, in the event of a resale, might be required to be registered under the Securities Act of 1933;

5.   Make margin purchases or short sales of securities;

6. Invest in companies for the purpose of management or the exercise of control;

7. Lend money (but this restriction shall not prevent the Fund from investing in debt securities or repurchase agreements).

8. Acquire or retain any security issued by a company, an officer or director of which is an officer or director of the Company or an officer, director or other affiliated person of the Adviser or Distributor.

9.   Invest in oil, gas or other mineral exploration or development programs, or
     marketable   securities  of  companies  engaged  in  oil,  gas  or  mineral exploration;

10. Purchase or sell real estate or real estate loans or real estate limited partnerships, or invest in marketable securities of companies that invest in real estate or interests in real estate.

11. Engage in the writing of put and call options, except that the Fund may write (i.e. sell) covered put and call options, and may purchase put and call options, on the equity securities of companies included in the Index and on the Index itself. The Fund may enter into these transactions so long as the value of the underlying securities on which such options contracts may be written at any one time does not exceed 100% of the net assets of the Fund, and so long as the initial margin required to enter into such contracts does not exceed ten percent (10%)of the Fund's total net assets.

12.  Purchase warrants on securities.

13.  Issue senior securities.

14.  Invest in commodities or in commodities futures or options.

15. Invest more than 5% of its assets (valued at time of investment) in securities of issuers that are not included in the StockCar Stocks Index, except that the Fund may invest up to 25% of its average net assets in other securities for temporary liquidity purposes.

16. Invest more than 25% of its assets (valued at time of investment) in securities of issuers that are in the same industry.

Restrictions 1 through 16 listed above are fundamental policies, and may be changed only with the approval of a "majority of the outstanding voting securities" of the Fund as defined in the Investment Company Act of 1940.

The Fund has also adopted the following restrictions that may be changed by the Board of Directors without shareholder approval:

The Fund may not:

a. Invest more than 5% of its net assets (valued at the time of investment) in preferred stock;

b. Invest more than 15% of its net assets (valued at time of investment) in securities that are not readily marketable;

c. Acquire securities of other investment companies except (a) by purchase in the open market, where no commission or profit to a sponsor or dealer results from such purchase other than the customary broker's commission and
     (b) where acquisition results from a dividend or merger, consolidation or other reorganization.

d. purchase more than 3% of the voting securities of any one investment company nor invest more than 5% of the Funds assets (valued at time of investment) in all investment company securities purchased by the Fund;

e. Pledge, mortgage or hypothecate its assets, except for temporary or emergency purposes and then to an extent not greater than 5% of its total assets at cost;

f. Invest more than 10% of the Fund's assets (valued at time of investment) in initial margin deposits of options or futures contracts;

g.   Invest more than 25% of its net assets in any one or more of the  following
     investments:   cash,  money  market  instruments,  debt  securities  and/or repurchase agreements.

                               INVESTMENT ADVISER

Information on the Fund's Investment Adviser, StockCar Stocks Advisors, LLC, is set forth in the prospectus. This Section contains additional information concerning the Adviser.

The Adviser is a North Carolina Limited Liability Company, and was registered as a registered investment Adviser with the Securities and Exchange Commission in July, 1998. John P. Allen II is the Chief Executive Officer with a 40% interest in the company. Kim Torrence is President of the Adviser with a 20% interest. Robert T. Carter is Portfolio Manager. Mr Carter is principally responsible for the investment operations of the Fund.

The Advisory Agreement provides that the Adviser shall not be liable for any loss suffered by the Fund or its shareholders as a consequence of any act or omission in connection with services under the Agreement, except by reason of the Adviser's willful misfeasance, bad faith, gross negligence, or reckless disregard of its obligations and duties under the Advisory Agreement.

The Advisory Agreement expires on August 15, 2000, but may be continued from year to year so long as its continuance is approved annually (a) by the vote of a majority of the Directors of the Fund who are not "interested persons" of the Fund or the Adviser cast in person at a meeting called for the purpose of voting on such approval, and (b) by the Board of Directors as a whole or by the vote of a majority (as defined in the 1940 Act) of the outstanding shares of the Fund. The Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act).

                             DIRECTORS AND OFFICERS

The board of directors has overall responsibility for conduct of the Company's affairs. The day-to-day operations of the Fund are managed by the Adviser, subject to the bylaws of the Company and review by the Board of Directors. The directors of the Company, including those directors who are also officers, are listed below. The business address of each director is:

                           256 Raceway Drive, Suite 11
                        Mooresville, North Carolina 28115

Name, Age, Position                     Principal Occupation For the
with Fund                               Last Five Years
--------------------------------------------------------------------------------

John P. Allen, II (Age 27)*             Previously was Vice President of
Director, President of Fund,            marketing for NationsBanc Advisers, Inc.
                                        from 1994 to 1998. Chief Executive
                                        Officer of StockCar Stocks Advisors,
                                        LLC, the investment Adviser to StockCar
                                        Stocks Mutual Fund, since May, 1998. BS
                                        from Davidson College.

Kim Torrence  (Age 28)*                 Previously was a broker in the direct
Director, Secretary of Fund,            sales unit of NationsBanc Investments,
                                        Inc. from 1996 to 1998. President of
                                        StockCar Stocks Advisors, LLC, the
                                        investment Adviser to StockCar Stocks
                                        Mutual Fund, since May, 1998. BA from
                                        Stetson University, 1993.

Pamela Clement (Age 43)*                Partner in Piedmont Venture Partners
Director                                since 1996. Previously was President,
                                        Chief Operating Officer and Director of
                                        Sovereign Advisors, co-founder, Chairman and Director of New York based Prime
                                        Asset Management Corp., and was a senior officer at Smith Barney and Lehman
                                        Brothers. She currently serves on the
                                        Board of Directors of American
                                        Aircarriers Support, Inc. (NASDAQ: AIRS) and on the boards of a number of private portfolio companies in Piedmont's venture fund including MotorTrax
                                        Interactive. MotorTrax Interactive has
                                        licensing agreements with NASCAR and
                                        dozens of top drivers, including Dale
                                        Earnhardt and Jeff Gordon, to broadcast
                                        the live conversations between drivers
                                        and crew via telephone and the Internet.
                                        Pam has over 23 years experience as a
                                        venture capitalist, Wall Street
                                        investment professional and
                                        institutional money manager

David M. Furr (Age 44)*                 An attorney since 1983 practicing with
Director                                Gray, Layton, Kersh, Solomon, Sigmon,
                                        Furr & Smith, P.A. in Gastonia, North
                                        Carolina, David brings extensive NASCAR
                                        experience and connections, having
                                        represented the sale of Sports Image,
                                        Inc., owned by Dale and Teresa
                                        Earnhardt, to Action Performance

                                        Companies, Inc. (NASDAQ: ACTN). He also
                                        served as general counsel to the NASCAR
                                        licensees MotorTrax Interactive and Wave
                                        Media. David brings extensive Wall
                                        Street contacts, having assisted in the
                                        public offerings of Action Performance
                                        and Wheels Sports Group (NASDAQ: WHELE), and most recently took American Aircarriers Support, Inc. (NASDAQ: AIRS) public.

Scott R. Poole  (Age 27)                Associate with NationsBank Capital
Director                                Investors in Charlotte, NC. since 1995.
                                        Mr. Poole works in the principal
                                        investment group which provides risk
                                        capital for growth financings, buyouts,
                                        acquisitions and recapitalizations.
                                        Previously Mr. Poole was a Financial
                                        Analyst with First Union Capital
                                        Partners specializing in private equity
                                        and subordinated debt financing
                                        (1994-95). Graduated university of
                                        Virginia in 1994.

Andrew Miller  (Age 28)                 President of Research Solutions, a
Director                                quantitative research and consulting
                                        firm specializing in the financial
                                        services industry since 1997. Most
                                        recently he served as an Investment and
                                        Communication Consultant at Putnam
                                        Investments in Boston (1196-97). Prior
                                        to working at Putnam Investments, Mr.
                                        Miller was employed as an Assistant Vice
                                        President of Retirement Services
                                        Marketing at NationsBanc Advisors,
                                        Inc.(1992-96)

Heather Wharton-Flynn (Age 31)          Previously worked at the New York
Director                                offices of Chase Manhattan Bank and
                                        United Bank of Switzerland in the
                                        Institutional Index Sales Departments.
                                        Ms. Wharton-Flynn also served as Vice
                                        President of marketing for NationsBanc
                                        Advisors, Inc. (1992-97). Currently is
                                        President of Pentimento, LLC in
                                        Charlotte, NC. since 1997.

* Indicates an "interested person" as defined in the Investment Company Act of 1940.

The table below sets forth the compensation anticipated to be paid by the Corporation to each of the directors of the Corporation during the fiscal year ending September 30, 1999.

Name of Director      Compensation   Pension     Annual       Total Compensation
                      from Corp      Benefits    Benefits     Paid to Director
--------------------------------------------------------------------------------
John P. Allen II      $0.00          $0.00       $0.00        $0.00

Kim Torrence          $0.00          $0.00       $0.00        $0.00

Pamela Clement        $0.00          $0.00       $0.00        $0.00

David M. Furr         $0.00          $0.00       $0.00        $0.00

Scott R Poole         $0.00          $0.00       $0.00        $0.00

Andrew Miller         $0.00          $0.00       $0.00        $0.00

Heather Wharton       $0.00          $0.00       $0.00        $0.00
-Flynn

As of March 31, 1999, the following persons owned more than 5% of the Fund's outstanding shares. Because the Fund did not offer Advisor Class Shares prior to March 31, 1999, only No-Load Direct shareholders are included in this table.

Name & Address             Number of Fund Shares             Percentage of Fund
Of Shareholder             Owned                             Total Net Assets
--------------------------------------------------------------------------------
NONE


The Company will call a meeting of shareholders for the purpose of voting upon the question of removal of a director or directors when requested in writing to do so by record holders of at least 10% of the Fund's outstanding common shares. The Corporation's bylaws contain procedures for the removal of directors by its stockholders. At any meeting of stockholders, duly called and at which a quorum is present, the stockholders may by the affirmative vote of the holders of a majority of the votes entitled to be cast thereon, remove any director or directors from office and may elect a successor or successors to fill any resulting vacancies for the unexpired terms of the removed directors.

                             PERFORMANCE INFORMATION

From time to time the Fund may quote total return figures. "Total Return" for a period is the percentage change in value during the period of an investment in Fund shares, including the value of shares acquired through reinvestment of all dividends and capital gains distributions. "Average Annual Total Return" is the average annual compounded rate of change in value represented by the Total Return Percentage for the period.

                                                           [n]
Average Annual Total Return is computed as follows:  P(1+T)    = ERV

Where:    P = a hypothetical initial investment of $1000]
          T = average annual total return
          n = number of years
          ERV = ending redeemable value of shares at the end of the period

Yield. The Fund may advertise performance in terms of a 30-day yield quotation. The 30-day yield quotation is computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:

                                                6
                          Yield = 2[(a-b/cd + 1)  - 1]

Where: a = dividends and interest earned during the period b = expenses accrued for the period (net of reimbursement) c = the average daily number of shares outstanding during the period that they were entitled to receive dividends d = the maximum offering price per share on the last day of the period

The Fund's performance is a function of conditions in the securities markets, portfolio management, and operating expenses. Although information such as that shown above is useful in reviewing the Fund's performance and in providing some basis for comparison with other investment alternatives, it should not be used for comparison with other investments using different reinvestment assumptions or time periods.

In sales literature, the Fund's performance may be compared with that of market indices and other mutual funds. In addition to the above computations, the Fund might use comparative performance as computed in a ranking determined by Lipper Analytical Services, Morningstar, Inc., or that of another service.

                         PURCHASING AND REDEEMING SHARES

Redemptions will be made at net asset value. The Fund's net asset value is determined on days on which the New York Stock Exchange is open for trading. For purposes of computing the net asset value of a share of the Fund, securities traded on security exchanges, or in the over-the-counter market in which transaction prices are reported, are valued at the last sales price at the time of valuation or, lacking any reported sales on that day, at the most recent bid quotations. Securities for which quotations are not available and any other assets are valued at a fair market value as determined in good faith by the Adviser, subject to the review and supervision of the board of directors. The price per share for a purchase order or redemption request is the net asset value next determined after receipt of the order.

The Fund is open for business on each day that the New York Stock Exchange ("NYSE") is open. The Fund's share price or net asset value per share ("NAV") is normally determined as of 4:00 p.m., New York time. The Fund's share price is calculated by subtracting its liabilities from the closing fair market value of its total assets and dividing the result by the total number of shares outstanding on that day. Fund liabilities include accrued expenses and dividends payable, and its total assets include the market value of the portfolio securities as well as income accrued but not yet received. Since the Fund generally does not charge sales or redemption fees, the NAV is the offering price for shares of the Fund. For shares redeemed prior to being held for at least six months, the redemption value is the NAV less a service fee equal to 0.50% of the NAV.

                                 TAX INFORMATION

The Fund intends to qualify as a regulated investment company under SubChapter M of the Internal Revenue Code so as to be relieved of federal income tax on its capital gains and net investment income currently distributed to its shareholders. To qualify as a regulated investment company, the Fund must, among other things, derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities, or other income derived with respect to its business of investing in such stock or securities.

If the Fund qualifies as a regulated investment company and distributes at least 90% of its net investment income, the Fund will not be subject to Federal income tax on the income so distributed. However, the Fund would be subject to corporate income tax on any undistributed income other than tax-exempt income from municipal securities.

The Fund intends to distribute to shareholders, at least annually, substantially all net investment income and any net capital gains realized from sales of the Fund's portfolio securities. Dividends from net investment income and distributions from any net realized capital gains are reinvested in additional shares of the Fund unless the shareholder has requested in writing to have them paid by check.

Dividends from investment income and net short-term capital gains are generally taxable to the shareholder as ordinary income. Distributions of long-term capital gains are taxable as long-term capital gains regardless of the length of time shares in the Fund have been held. Distributions are taxable, whether received in cash or reinvested in shares of the Fund.

Each shareholder is advised annually of the source of distributions for federal income tax purposes. A shareholder who is not subject to federal income tax will not be required to pay tax on distributions received.

If shares are purchased shortly before a record date for a distribution, the shareholder will, in effect, receive a return of a portion of his investment, but the distribution will be taxable to him even if the net asset value of the shares is reduced below the shareholder's cost. However, for federal income tax purposes the original cost would continue as the tax basis.

If a shareholder fails to furnish his social security or other tax identification number or to certify properly that it is correct, the Fund may be required to withhold federal income tax at the rate of 31% (backup withholding) from dividend, capital gain and redemption payments to him. Dividend and capital gain payments may also be subject to backup withholding if the shareholder fails to certify properly that he is not subject to backup withholding due to the under-reporting of certain income.

Taxation of the Shareholder. Taxable distributions generally are included in a shareholder's gross income for the taxable year in which they are received. However, dividends declared in October, November and December and made payable to shareholders of record in such month will be deemed to have been received on December 31st if paid by the Fund during the following January.

Distributions by the Fund will result in a reduction in the fair market value of the Fund's shares. Should a distribution reduce the fair market value below a shareholder's cost basis, such distribution would be taxable to the shareholder as ordinary income or as a long-term capital gain, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should be careful to consider the tax implications of buying shares of the Fund just prior to a distribution. The price of such shares include the amount of any forthcoming distribution so that those investors may receive a return of investment upon distribution which will, nevertheless, be taxable to them.

A redemption of shares is a taxable event and, accordingly, a capital gain or loss may be recognized. Each investor should consult a tax Adviser regarding the effect of federal, state, local, and foreign taxes on an investment in the Fund.

Dividends. A portion of the Fund's income may qualify for the dividends-received deduction available to corporate shareholders to the extent that the Fund's income is derived from qualifying dividends. Because the Fund may earn other types of income, such as interest, income from securities loans, non-qualifying dividends, and short-term capital gains, the percentage of dividends from the Fund that qualifies for the deduction generally will be less than 100%. The Fund will notify corporate shareholders annually of the percentage of Fund dividends that qualifies for the dividend received deductions.

A portion of the Fund's dividends derived from certain U.S. Government obligations may be exempt from state and local taxation. Short-term capital gains are distributed as dividend income. The Fund will send each shareholder a notice in January describing the tax status of dividends and capital gain distributions for the prior year.

Capital Gain Distribution. Long-term capital gains earned by the Fund from the sale of securities and distributed to shareholders are federally taxable as long-term capital gains, regardless of the length of time shareholders have held their shares. If a shareholder receives a long-term capital gain distribution on shares of the Fund, and such shares are held six months or less and are sold at a loss, the portion of the loss equal to the amount of the long-term capital gain distribution will be considered a long-term loss for tax purposes. Short-term capital gains distributed by the Fund are taxable to shareholders as dividends, not as capital gains.

                             PORTFOLIO TRANSACTIONS

The Fund will generally purchase and sell securities without regard to the length of time the security has been held. Accordingly, it can be expected that the rate of portfolio turnover may be substantial. The Fund expects that its annual portfolio turnover rate will not exceed 50% under normal conditions. However, there can be no assurance that the Fund will not exceed this rate, and the portfolio turnover rate may vary from year to year.

High portfolio turnover in any year will result in the payment by the Fund of above-average transaction costs and could result in the payment by shareholders of above-average amounts of taxes on realized investment gains. Distributions to shareholders of such investment gains, to the extent they consist of short-term capital gains, will be considered ordinary income for federal income tax purposes.

Decisions to buy and sell securities for the Fund are made by the Adviser subject to review by the Corporation's Board of Directors. In placing purchase and sale orders for portfolio securities for the Fund, it is the policy of the Adviser to seek the best execution of orders at the most favorable price. In selecting brokers to effect portfolio transactions, the determination of what is expected to result in the best execution at the most favorable price involves a number of largely judgmental considerations. Among these are the Adviser's evaluation of the broker's efficiency in executing and clearing transactions. Over-the-counter securities are generally purchased and sold directly with principal market makers who retain the difference in their cost in the security and its selling price. In some instances, the Adviser feels that better prices are available from non-principal market makers who are paid commissions directly.

                                    CUSTODIAN

First Union National Bank, 1345 Chestnut Street, Philadelphia PA 19101, acts as custodian for the Fund. As such, First Union holds all securities and cash of the Fund, delivers and receives payment for securities sold, receives and pays for securities purchased, collects income from investments and performs other duties, all as directed by officers of the Company. First Union does not exercise any supervisory function over management of the Fund, the purchase and sale of securities or the payment of distributions to shareholders.

                                 TRANSFER AGENT

Declaration Services Company ("DSC") acts as transfer, dividend disbursing, and shareholder servicing agent for the Fund pursuant to a written agreement with the Company and the Adviser, dated August 15, 1998 . Under the agreement, DSC is responsible for administering and performing transfer agent functions, dividend distribution, shareholder administration, and maintaining necessary records in accordance with applicable rules and regulations.

For the services to be rendered as transfer agent, The Adviser shall pay Declaration Service Company an annual fee, paid monthly, based on the average net assets of the Fund, as determined by valuations made as of the close of each business day of the month.

                                 ADMINISTRATION

Declaration Services Company also acts as Administrator to the Fund pursuant to a written agreement with the Company and Adviser, dated August 15, 1998. The Administrator supervises all aspects of the operations of the Fund except those performed by the Fund's investment Adviser under the Fund's investment advisory agreement. The Administrator is responsible for:

(a)  calculating the Fund's net asset value
(b) preparing and maintaining the books and accounts specified in Rule 31a-1 and 31a-2 of the Investment Company Act of 1940
(c) preparing financial statements contained in reports to stockholders of the Fund
(d)  preparing the Fund's federal and state tax returns
(e)  preparing reports and filings with the Securities and Exchange Commission
(f)  preparing filings with state Blue Sky authorities
(g)  maintaining the Fund's financial accounts and records

For the services to be rendered as Administrator, The Adviser shall pay Declaration Services Company an annual fee, paid monthly, based on the average net assets of the Fund, as determined by valuations made as of the close of each business day of the month.

                                   DISTRIBUTOR

Declaration Distributors, Inc., 555 North Lane, Suite 6160, Conshohocken, PA 19428, acts as the principal underwriter of the Fund's shares pursuant to a written agreement with the Fund dated August 15, 1998.

                             INDEPENDENT ACCOUNTANTS

Tait, Weller & Baker, 8 Penn Center, Philadelphia, PA have agreed to act as the Fund's independent auditors for the first fiscal year.

                               DISTRIBUTION PLANS

As noted in the Fund's Prospectus, each Share Class of the Fund has adopted a plan pursuant to Rule 12b-1 under the 1940 Act (collectively, the "Plans") whereby the Fund may pay up to a maximum of 0.25% per annum of its average daily net assets of each Share Class to the Adviser, Distributor, dealers and others, for providing personal service and/or maintaining shareholder accounts relating to the distribution of the Fund's shares. The fees are paid on a monthly basis, based on the Fund's average daily net assets attributable to each class of shares.

Pursuant to the Plans, the Adviser is paid a monthly fee equal to 0.25% per annum of average net assets of each share class for expenses incurred in the distribution and promotion of the Fund's shares, including but not limited to, printing of prospectuses and reports used for sales purposes, preparation and printing of sales literature and related expenses, advertisements, and other distribution-related expenses as well as any distribution or service fees paid to securities dealers or others who have executed a dealer agreement with the underwriter. Any expense of distribution in excess of 0.25% per annum will be borne by the Adviser without any additional payments by the Fund. You should be aware that it is possible that Plan accruals will exceed the actual expenditures by the Adviser for eligible services. Accordingly, such fees are not strictly tied to the provision of such services.

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

The Plans also provide that to the extent that the Fund, the Adviser, or other parties on behalf of the Fund, or the Adviser make payments that are deemed to be payments for the financing of any activity primarily intended to result in the sale of shares issued by the Fund within the context of Rule 12b-1, such payments shall be deemed to be made pursuant to the Plans. In no event shall the payments made under the Plans, plus any other payments deemed to be made pursuant to the Plans, exceed the amount permitted to be paid pursuant to the Conduct Rules of the National Association of Securities Dealers, Inc., Article III, Section 26(d)(4).

The Board of Directors has determined that a consistent cash flow resulting from the sale of new shares is necessary and appropriate to meet redemptions and to take advantage of buying opportunities without having to make unwarranted liquidations of portfolio securities. The Board therefore believes that it will likely benefit the Fund to have monies available for the direct distribution activities of the Adviser in promoting the sale of the Fund's shares, and to avoid any uncertainties as to whether other payments constitute distribution expenses on behalf of the Fund. The Board of Directors, including the non-interested Directors, has concluded that in the exercise of their reasonable business judgment and in light of their fiduciary duties, there is a reasonable likelihood that the Plans will benefit the Fund and its shareholders.

The Plans have been approved by the Funds' Board of Directors, including all of the Directors who are non-interested persons as defined in the 1940 Act, and by the shareholders of each of the Fund's share classes. The Plans must be renewed annually by the Board of Directors, including a majority of the Directors who are non-interested persons of the Fund and who have no direct or indirect financial interest in the operation of the Plans. The votes must be cast in person at a meeting called for that purpose. It is also required that the selection and nomination of such Directors be done by the non-interested Directors. The Plans and any related agreements may be terminated at any time, without any penalty: 1) by vote of a majority of the non-interested Directors on not more than 60 days' written notice, 2) by the Adviser on not more than 60 days' written notice, 3) by vote of a majority of the Fund's outstanding shares, on 60 days' written notice, and 4) automatically by any act that terminates the Advisory Agreement with the Adviser. The Adviser or any dealer or other firm may also terminate their respective agreements at any time upon written notice.

The Plans and any related agreement may not be amended to increase materially the amounts to be spent for distribution expenses without approval by a majority of the Fund's outstanding shares, and all material amendments to the Plans or any related agreements shall be approved by a vote of the non-interested Directors, cast in person at a meeting called for the purpose of voting on any such amendment.

The Adviser is required to report in writing to the Board of Directors of the Fund, at least quarterly, on the amounts and purpose of any payment made under the Plans, as well as to furnish the Board with such other information as may reasonably be requested in order to enable the Board to make an informed determination of whether the Plans should be continued.

                              FINANCIAL STATEMENTS

The financial statements of the Fund are incorporated herein by reference to the semi-annual report of the Fund, dated March 31, 1999.


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